Exhibit 10.2

2015 Incentive Compensation Plan Effective January 1, 2015 Personal and Confidential

Employee	Frederick H. Weismann	2015 Base Salary	$175,000
Title	EVP/COO	2015 Bonus Target	14%	$24,500

Thresholds	Maintain CAMELS rating at one of the two highest ratings
	Maintain an Asset Quality rating of “Satisfactory” or better
	Maintain Loan Quality Control rating at “Satisfactory” or better

Goal #1:	Bank Profitability: Achieve Return on Assets

Annual Payout Target	50%	=	$12,250

Payout
Goals
95% of Budget =	$4,083
At Budget =	$8,167
106% of Budget =	$12,250
Stretch Goal
Every .03% over 106% of Budget	$4,083

Goal #2:	Increase Commercial and Retail Checking Deposit Balances

Annual Payout Target	20%	=	$4,900

Payout
Goals
95% of Budget =	$1,633
At Budget =	$3,267
110% of Budget =	$4,900
Stretch Goal
Every $1.3 M over 110% of Budget	$1,633

Goal #3:	Increase Commercial Loan Balances

Annual Payout Target	20%	=	$4,900

Payout
Goals
95% of Budget =	$1,633
At Budget =	$3,267
110% of Budget =	$4,900
Stretch Goal
Every $2.1M over 110% of Budget	$1,633

Goal #4:	Achieve SBA Fee Income Target

Annual Payout Target	10%	=	$2,450

Payout
Goals
95% of Budget =	$817
At Budget =	$1,633
105% of Budget =	$2,450
Stretch Goal
Every $100,000 over 105% of Budget	$817

NOTES:

Bonus targets are based on Georgetown Bancorp Inc. 2015 budget.

All dollar figures are based on estimates of annualized salary.  Incentive payments are based on the employee’s actual base compensation for the fiscal year, which includes  straight time pay,  vacation, holiday, personal, sick and jury duty pay.   Overtime and other payments including previous year’s bonus payout will be excluded from the calculation.

To be eligible for the Incentive Compensation, the employee must be actively employed, performing at a level of “satisfactory” or above, and not be on a written warning at the time of the incentive payment.

The Bank shall have the right to rescind and recoup or “clawback” incentive payments paid under this plan if the Compensation Committee concludes that such awards were paid out based on information that is later found to be materially incorrect, including payments that were determined, in whole or in part, on financial statement information that is subsequently restated.

By signing below I confirm receipt of my Incentive Compensation Plan and my understanding of the provisions stated above.

/s/ Frederick H. Weismann	January 26, 2015
Frederick H. Weismann	Date

/s/ Robert E. Balletto	January 26, 2015
Robert E. Balletto, CEO/President	Date